SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 25, 2013

BAHAMAS CONCIERGE, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-176048	90-0724671
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

8076 Buttonwood Circle

Tamarac, FL 33321

(Address of principal executive offices)

(954) 295-9754

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

BAHAMAS CONCIERGE, INC.

Form 8-K

Current Report

Item 5.01 Change in Control of Registrant

On June 25, 2013, Nina Goldstein purchased 4,500,000 shares of the Company's stock from David Williams in exchange for $22,500.00. This represents approximately 89% of the issued and outstanding shares of the Company.

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Appointment of Sondra Trust, R.N., B.S. as our Chief Executive Officer and Director

On June 25, 2013 the Board appointed Sondra Trust, R.N., B.S. to be a Director on the Board and to act as the Company's Chief Executive Officer and President.

Appointment of Nina Goldstein. as our Chief Financial Officer and Chairperson of the Board

On June 25, 2013 the Board appointed Nina Goldstein to be the Chairperson of the Board and to act as the Company's Chief Financial Officer and Secretary.

Resignation of David Williams

On June 25, 2013, the Board accepted the resignation of David Williams.  Mr. William's resignation as a Director and Officer of the Company was not regarding any matter pertaining to our operations, policies or practices.

Biographical Information Pertaining to Sondra Trust, R.N., B.S. as our Chief Executive Officer and Director

From 2008 to present, Ms. Trust has been an Infusion Nurse Consultant to multiple home infusion therapy companies, specializing in intravenous administration of biological drugs and chemotherapy. From 1997 to present, Ms. Trust has been the President of International Healthcare Recruiters, Inc., specializing in the recruitment and placement of foreign and domestic healthcare professionals. Ms. Trust holds a BS in Nursing as Suma Cum Laude from Florida International University.

No Arrangements or Understandings

There are no arrangements or understandings pursuant to which Ms. Trust was appointed by our Board of Directors as our Chief Executive Officer and Director.

No Family Relationships

There are no family arrangements between Ms. Trust and any of our other officer or directors or any person or entity affiliated with us.

No Involvement in Certain Legal Proceedings.

Over the past 10 years, Ms. Trust has not: (a) been involved as a general partner or executive officer of any business, which has filed a bankruptcy petition; (b) been convicted in a criminal proceeding or a named subject of a pending criminal proceeding; (c) been found in a court, the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law; (d) been the subject of any order, judgment or decree, permanently or temporarily enjoining her from or otherwise limiting, the following activities: (i) acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction, merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity; (ii) engaging in any type of business practice; or engaging in any activity in connection with any violation of federal or state securities laws or federal commodities laws. Further, Ms. Trust has never been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding relating to an alleged violation of any federal or state securities or commodities law or regulation; or any law or regulation respecting financial institutions or insurance companies, including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease and desist order, or removal or prohibition order; or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity.

Biographical Information Pertaining to Nina Goldstein. as our Chief Financial Officer and Chairperson of the Board

From 2003 to present, Ms. Goldstein has been the Director of Marketing for Nutra Pharma Corporation - a publicly traded biotechnology company with products for the treatment of Multiple Sclerosis, HIV and Pain. Through her involvement with Nutra Pharma, she has been responsible for the creative process for packaging design, ad creation and placement. Prior to 2003, Ms. Goldstein worked as an assistant merchandise manager for a consumer electronics retailer and was responsible for inventory management, merchandising and marketing for a category that produced in excess of ninety million dollars in revenue.

No Arrangements or Understandings

There are no arrangements or understandings pursuant to which Ms. Goldstein was appointed by our Board of Directors as our Chief Financial Officer and Director.

No Family Relationships

There are no family arrangements between Ms. Goldstein and any of our other officer or directors or any person or entity affiliated with us.

No Involvement in Certain Legal Proceedings.

Over the past 10 years, Ms. Goldstein has not: (a) been involved as a general partner or executive officer of any business, which has filed a bankruptcy petition; (b) been convicted in a criminal proceeding or a named subject of a pending criminal proceeding; (c) been found in court, the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law; (d) been the subject of any order, judgment or decree, permanently or temporarily enjoining her from or otherwise limiting, the following activities: (i) acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction, merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity; (ii) engaging in any type of business practice; or engaging in any activity in connection with any violation of federal or state securities laws or federal commodities laws. Further, Ms. Goldstein has never been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding relating to an alleged violation of any federal or state securities or commodities law or regulation; or any law or regulation respecting financial institutions or insurance companies, including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease and desist order, or removal or prohibition order; or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity.

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 25, 2013	BAHAMAS CONCIERGE, INC.

By: /s/ Sondra Trust
Sondra Trust President, Chief Executive Officer, Director